EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report on Form 10-K of Katy Industries, Inc. (the "Company") for the period ending December 31. 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Amir Rosenthal, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Amir Rosenthal
--------------------
Amir Rosenthal
Chief Financial Officer
April 14, 2003

* A signed of this written statement required by Section 906 has been provided to Katy Industries, Inc. and will be retained by Katy Industries, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.